EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
  PREMIER PARKS INC.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/ KPMG PEAT MARWICK LLP
                                          ......................................
                                                   KPMG PEAT MARWICK LLP

Oklahoma City, Oklahoma
April 25, 1996